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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2000


                          Discover Card Master Trust I
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



    Delaware                      0-23108                     51-0020270
    --------                      -------                     ----------
    (State of                   (Commission                 (IRS Employer
  Organization)                 File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                             19720
----------------------------------------                         -----
(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5. Other Events

     Series 2000-6. On June 8, 2000, the registrant made available to prospective investors a series term sheet setting forth a description of the proposed structure of $700,000,000 aggregate principal amount of Series 2000-6 Floating Rate Class A Credit Card Pass-Through Certificates and $36,843,000 aggregate principal amount of Series 2000-6 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet for Series 2000-6 is attached hereto as Exhibit 99.1.

     Series 2000-7. On June 8, 2000, the registrant made available to prospective investors a series term sheet setting forth a description of the proposed structure of $850,000,000 aggregate principal amount of Series 2000-7 Floating Rate Class A Credit Card Pass-Through Certificates and $44,737,000 aggregate principal amount of Series 2000-7 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet for Series 2000-7 is attached hereto as Exhibit 99.2.

Item 7. Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99.1 Series Term Sheet dated June 8, 2000, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-6.

Exhibit 99.2 Series Term Sheet dated June 8, 2000, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-7.




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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Discover Card Master Trust I
                                   (Registrant)


                                  By: Greenwood Trust Company
                                      (Originator of the Trust)



Date: June 12, 2000               By:  /s/ J. Nathan Hill
                                     ---------------------------
                                       J. Nathan Hill
                                       President








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                                INDEX TO EXHIBITS

Exhibit        Description                                                  Page
-------        -----------                                                  ----

Exhibit 99.1   Series Term Sheet dated June 8, 2000, with respect to the     --
               proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B
               Credit Card Pass-Through Certificates of Discover Card
               Master Trust I, Series 2000-6.


Exhibit 99.2   Series Term Sheet dated June 8, 2000, with respect to the     --
               proposed issuance of the Floating Rate Class A Credit
               Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card
               Master Trust I, Series 2000-7.










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